SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENT [Abstract]
SUBSEQUENT EVENT
NOTE 18 - SUBSEQUENT EVENT

Acquisition of TME

On March 5, 2022, the Company entered into a Share and Loan Purchase Agreement (the “Purchase Agreement”) with Mosolf SE & Co. KG, a limited liability partnership incorporated under the laws of Germany (“Seller” or “Mosolf” and, together with CEGL and CEG, the “Parties”), pursuant to which Mosolf agreed to sell to the Company (i) 65% of the issued and outstanding shares (the “TME Shares”) in Tropos Motors Europe GmbH, a German limited liability company (“TME”), and (ii) 100% of the shareholder loan (the “Shareholder Loan”) which Mosolf previously provided to TME (the “TME Transaction”). TME is one of Cenntro’s private label channel partners and has been one of Cenntro’s largest customers since 2019.

The TME Transaction closed on March 25, 2022. At closing of the TME Transaction, the Company paid Mosolf €3,250,000 (or approximately USD$3.6 million) for the purchase of the TME Shares and €11,900,000 (or approximately USD$13.0 million) for the purchase of the Shareholder Loan, for total aggregate consideration of €15,150,000 (or approximately USD$16.6 million). An aggregate of €3,000,000 (or approximately USD$3.3 million) of the purchase price is held in escrow to satisfy amounts payable to any of the buyer indemnified parties in accordance with the terms of the Purchase Agreement.

The Company has evaluated subsequent events through the date of issuance of the consolidated and combined financial statements, and there were no other subsequent events occurred that would require recognition or disclosure in the consolidated and combined financial statements.